UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2023

AG Twin Brook Capital Income Fund
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56502	88-6103622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 1, 2023, AG Twin Brook Capital Income Fund, a Delaware statutory trust (the “Company”), entered into an amended and restated investment management agreement (the “A&R Advisory Agreement”) with its investment adviser, AGTB Fund Manager, LLC (the “Adviser”), in connection with the closing of the previously announced transaction (the “Transaction”) pursuant to which TPG Inc. (“TPG”) acquired Angelo, Gordon & Co., L.P., the parent company of the Adviser. Under applicable law, the Transaction resulted in an assignment and automatic termination of the amended and restated investment management agreement, dated September 6, 2023, between the Company and the Adviser (the “Prior Advisory Agreement”). The A&R Advisory Agreement became effective upon closing of the Transaction and the terms of the A&R Advisory Agreement are identical to the Prior Advisory Agreement. The Company’s stockholders approved the A&R Advisory Agreement at a special meeting of stockholders of the Company held on September 26, 2023.

The Company’s investment objective will remain unchanged as a result of the entry into the A&R Advisory Agreement.

The foregoing description of the A&R Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Advisory Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 15, 2023, the Transaction is intended to comply with Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”). On November 1, 2023, in anticipation of the Transaction, and in order to ensure that the Transaction complies with Section 15(f), including the requirement that at least 75% of the members of the Company’s Board of Trustees (the “Board”) not be “interested persons” (as defined in the 1940 Act) of the Company for three years following the consummation of the Transaction, Terrence Walters resigned from his position as a Trustee on the Company’s Board effective upon the consummation of the Transaction. Mr. Walters will continue to serve in his roles as the Company’s Chief Financial Officer and Treasurer.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Investment Management Agreement between AG Twin Brook Capital Income Fund and AGTB Fund Manager, LLC, dated November 1, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG Twin Brook Capital Income Fund

Dated: November 2, 2023	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer